Exhibit 10.7

Motion Acquisition Corp.

c/o Graubard Miller

405 Lexington Ave, 11th Floor

New York, New York 10174

[●], 2020

Graubard Miller

405 Lexington Ave, 11th Floor

New York, New York 10174

Ladies and Gentlemen:

This letter will confirm our agreement that, commencing on the effective date (the “Effective Date”) of the registration statement (the “Registration Statement”) for the initial public offering (the “IPO”) of securities of Motion Acquisition Corp. (the “Company”) and continuing until the earlier of (i) the consummation by the Company of an initial business combination or (ii) the Company’s liquidation (in each case as described in the Registration Statement) (such earlier date hereinafter referred to as the “Termination Date”), Graubard Miller shall make available to the Company certain office space and administrative and support services as may be required by the Company from time to time, situated at 405 Lexington Avenue, 11th Floor, New York, New York 10174 (or any successor location) free of charge.

[Signature Page Follows]

Very truly yours,

MOTION ACQUISITION CORP.

By:
	Name:	Michael Burdiek
	Title:	Chief Executive Officer

AGREED TO AND ACCEPTED BY:

GRAUBARD MILLER

By:
	Name:	Jeffrey M. Gallant
	Title:	Partner

[Signature Page to Administrative Services Agreement]